EXHIBIT 99.1
PRESS RELEASE

The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, VA 23226-8100 USA
Tel. 804.289.9600
Fax 804.289.9770

FOR IMMEDIATE RELEASE
Contact:
Investor Relations
804.289.9709

Brink’s To Report Venezuela Results at SICAD II Exchange Rate

RICHMOND, Va., April 14, 2014  -  The Brink’s Company (NYSE:BCO) announced today that it will no longer use Venezuela’s official exchange rate of 6.3 bolivars per U.S. dollar and has adopted the government’s SICAD II floating rate of approximately 50 bolivars per U.S. dollar, which took effect on March 24.
As a result of the devaluation, Brink’s expects to incur a first-quarter remeasurement charge related to the write down of substantially all of its bolivar-denominated net monetary assets.  At December 31, 2013, bolivar-denominated net monetary assets totaled $120 million.
Tom Schievelbein, chairman, president and chief executive officer, said: “Brink’s has been operating in Venezuela for more than 40 years, through numerous economic cycles.  We remain committed to this business, which is extremely well-managed by our local team and has demonstrated strong operational and financial performance.”
For comparative purposes, Brink’s provided hypothetical 2013 quarterly and full-year non-GAAP results, adjusted to reflect the devaluation (pages 4-7).  Applying the current SICAD II rate, the $447 million of 2013 revenue from Venezuela operations would have declined 88% to approximately $56 million, which is consistent with the company’s disclosure in its 2013 annual report on Form 10-K that a substantial devaluation could reduce revenue by $400 million.  In 2013, non-GAAP net income from continuing operations would have been $1.55 per share, a decrease of $.82 from reported earnings of $2.37 per share ($1.47 on a GAAP basis), which is consistent with previous disclosure that Venezuela operations represented a significant component of the company’s operating profit.  Brink’s also indicated in previous disclosures that a devaluation would put at risk the company’s bolivar-denominated cash and cash equivalents, which totaled $94 million on December 31, 2013.  Applying the current SICAD II rate, these assets would have been valued at $12 million as of December 31, 2013.
Brink’s is scheduled to report its first-quarter 2014 earnings on April 24.  First-quarter GAAP and non-GAAP earnings will include results from Venezuela for January 1 through March 23 at the official rate (6.3), with the balance of March results reported at the SICAD II rate (approximately 50).  For comparative purposes, the company also will provide first-quarter results with Venezuela results translated at the SICAD II rate for the entire period and additional information, including an update to its full-year guidance.
Brink’s had been reporting its Venezuela results at the official exchange rate (6.3) but, as disclosed in its 2013 annual report on Form 10-K, was unable to convert bolivars at this rate.  In 2013, the Venezuelan government introduced a new exchange rate mechanism, known as SICAD, which enables some companies to convert currency for certain transactions at a rate of approximately 11 bolivars per U.S. dollar.  On March 24, the newly created SICAD II exchange mechanism became available and is the only rate at which Brink’s has been able to successfully exchange its bolivars for U.S. dollars.  Since Brink’s is eligible and has been able to obtain U.S. dollars at the SICAD II rate (approximately 50), and is not eligible to apply for exchange at the official rate (6.3), and does not expect to be able to access the SICAD rate (11), it is adopting the SICAD II rate for reporting Venezuela results.

Non-GAAP and Adjusted Non-GAAP Results
Non-GAAP and Adjusted Non-GAAP results described in this press release are financial measures that are not required by or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  The purpose of the Non-GAAP results is to report financial information without certain income and expense items and adjust the quarterly Non-GAAP tax rates so that the Non-GAAP tax rate in each of the quarters is equal to the full-year non-GAAP tax rate.  The full year Non-GAAP tax rate in both years excludes certain pretax and tax income and expense amounts.  The purpose of Adjusted Non-GAAP results is to report historical Non-GAAP financial information assuming that our Venezuelan operations had been remeasured using a rate of 50 bolivars to the U.S. dollar.

The Non-GAAP and Adjusted Non-GAAP information provides information to assist comparability and estimates of future performance.  Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance.  In addition, Brink’s believes the measures will help investors assess the ongoing operations.  Non-GAAP and Adjusted Non-GAAP results should not be considered as an alternative to revenue, income or earnings per share amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts.

Forward-Looking Statements
This release contains both historical and forward-looking information. Words such as "anticipates," "assumes," "estimates," "expects," "projects," "predicts," "intends," "plans," "believes," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in this release includes, but is not limited to an expected first quarter charge related to a devaluation in Venezuela and future access to exchange mechanisms in Venezuela. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated.

These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to:
•
risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions,

•	the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates,
•	the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses,
•	changes in currency restrictions and in foreign exchange rates,
•	fluctuations in value of the Venezuelan bolivar,
•	changes in estimates and assumptions underlying our critical accounting policies, and
•	the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretations of existing regulations.

This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2013, and in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this document is representative only as of the date of this document and The Brink's Company undertakes no obligation to update any information contained in this document.

The Brink’s Company and subsidiaries
GAAP and Non-GAAP Results as Previously Reported (Unaudited)
(In millions, except for per share amounts)

	2013
	1Q	2Q	3Q	4Q	Full Year

	GAAP Basis
Revenues:
Latin America	$412.9	413.6	423.8	470.4	1,720.7
EMEA	277.8	293.4	301.2	305.9	1,178.3
North America	223.2	226.3	222.5	226.4	898.4
Asia Pacific	36.6	36.6	34.9	36.7	144.8
Revenues	$950.5	969.9	982.4	1,039.4	3,942.2

Operating profit:
Latin America	$23.4	24.4	42.8	59.3	149.9
EMEA	8.6	18.7	32.1	22.1	81.5
North America	(2.0)	6.3	0.2	0.2	4.7
Asia Pacific	4.3	5.0	4.8	2.6	16.7
Segment operating profit	34.3	54.4	79.9	84.2	252.8
Non-segment	(17.0)	(21.6)	(20.7)	(21.8)	(81.1)
Operating profit	$17.3	32.8	59.2	62.4	171.7

Amounts attributable to Brink’s:
Income from continuing operations	$2.9	13.2	29.8	26.0	71.9
Diluted EPS – continuing operations	0.06	0.27	0.61	0.53	1.47

	Non-GAAP Basis
Revenues:
Latin America	$412.9	413.6	423.8	470.4	1,720.7
EMEA	277.8	293.4	301.2	305.9	1,178.3
North America	223.2	226.3	222.5	226.4	898.4
Asia Pacific	36.6	36.6	34.9	36.7	144.8
Revenues	$950.5	969.9	982.4	1,039.4	3,942.2

Operating profit:
Latin America	$37.1	24.9	43.6	62.4	168.0
EMEA	8.6	18.7	32.1	22.1	81.5
North America	0.9	9.2	3.1	3.1	16.3
Asia Pacific	4.3	5.0	4.8	3.5	17.6
Segment operating profit	50.9	57.8	83.6	91.1	283.4
Non-segment	(7.6)	(11.4)	(11.3)	(12.3)	(42.6)
Operating profit	$43.3	46.4	72.3	78.8	240.8

Amounts attributable to Brink’s:
Income from continuing operations	$18.7	22.8	35.4	39.0	115.9
Diluted EPS – continuing operations	0.38	0.47	0.72	0.79	2.37

Amounts may not add due to rounding.  Non-GAAP results are reconciled to applicable GAAP results on pages 5 – 7.

The Brink’s Company and subsidiaries
Non-GAAP Results Adjusted for Venezuelan Results at 50 Bolivars per U.S. Dollar (Unaudited)
(In millions, except for per share amounts)

	2013
	1Q	2Q	3Q	4Q	Full Year

	Non-GAAP Results Adjusted for Venezuelan Results at 50 Bolivars per U.S. Dollar
Revenues:
Latin America	$328.4	329.7	323.7	347.4	1,329.2
EMEA	277.8	293.4	301.2	305.9	1,178.3
North America	223.2	226.3	222.5	226.4	898.4
Asia Pacific	36.6	36.6	34.9	36.7	144.8
Revenues	$866.0	886.0	882.3	916.4	3,550.7

Operating profit:
Latin America	$17.6	14.8	21.7	39.1	93.2
EMEA	8.6	18.7	32.1	22.1	81.5
North America	0.9	9.2	3.1	3.1	16.3
Asia Pacific	4.3	5.0	4.8	3.5	17.6
Segment operating profit	31.4	47.7	61.7	67.8	208.6
Non-segment	(7.6)	(11.4)	(11.3)	(12.3)	(42.6)
Operating profit	$23.8	36.3	50.4	55.5	166.0

Amounts attributable to Brink’s:
Income from continuing operations	$9.2	16.1	22.8	27.8	75.9
Diluted EPS – continuing operations	0.19	0.33	0.46	0.57	1.55

Amounts may not add due to rounding.  Non-GAAP Results Adjusted for Venezuelan Results at 50 bolivars per U.S. dollar are reconciled to applicable GAAP results on pages 5 – 7.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(g) Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re-measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	First Quarter 2013
Revenues:
Latin America	$412.9	-	-	-	-	-	412.9	(84.5)	328.4
EMEA	277.8	-	-	-	-	-	277.8	-	277.8
North America	223.2	-	-	-	-	-	223.2	-	223.2
Asia Pacific	36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$950.5	-	-	-	-	-	950.5	(84.5)	866.0

Operating profit:
Latin America	$23.4	-	13.4	0.3	-	-	37.1	(19.5)	17.6
EMEA	8.6	-	-	-	-	-	8.6	-	8.6
North America	(2.0)	-	-	-	2.9	-	0.9	-	0.9
Asia Pacific	4.3	-	-	-	-	-	4.3	-	4.3
Segment operating profit	34.3	-	13.4	0.3	2.9	-	50.9	(19.5)	31.4
Non-segment	(17.0)	(1.1)	-	-	10.5	-	(7.6)	-	(7.6)
Operating profit	$17.3	(1.1)	13.4	0.3	13.4	-	43.3	(19.5)	23.8

Amounts attributable to Brink’s:
Income from continuing operations	$2.9	(1.1)	8.4	0.2	8.2	0.1	18.7	(9.5)	9.2
Diluted EPS – continuing operations	0.06	(0.02)	0.17	-	0.17	-	0.38	(0.19)	0.19

	Second Quarter 2013
Revenues:
Latin America	$413.6	-	-	-	-	-	413.6	(83.9)	329.7
EMEA	293.4	-	-	-	-	-	293.4	-	293.4
North America	226.3	-	-	-	-	-	226.3	-	226.3
Asia Pacific	36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$969.9	-	-	-	-	-	969.9	(83.9)	886.0

Operating profit:
Latin America	$24.4	-	-	0.5	-	-	24.9	(10.1)	14.8
EMEA	18.7	-	-	-	-	-	18.7	-	18.7
North America	6.3	-	-	-	2.9	-	9.2	-	9.2
Asia Pacific	5.0	-	-	-	-	-	5.0	-	5.0
Segment operating profit	54.4	-	-	0.5	2.9	-	57.8	(10.1)	47.7
Non-segment	(21.6)	-	-	-	10.2	-	(11.4)	-	(11.4)
Operating profit	$32.8	-	-	0.5	13.1	-	46.4	(10.1)	36.3

Amounts attributable to Brink’s:
Income from continuing operations	$13.2	-	-	0.4	7.7	1.5	22.8	(6.7)	16.1
Diluted EPS – continuing operations	0.27	-	-	0.01	0.16	0.03	0.47	(0.14)	0.33

See page 7 for notes.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(g) Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re-measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	Third Quarter 2013
Revenues:
Latin America	$423.8	-	-	-	-	-	423.8	(100.1)	323.7
EMEA	301.2	-	-	-	-	-	301.2	-	301.2
North America	222.5	-	-	-	-	-	222.5	-	222.5
Asia Pacific	34.9	-	-	-	-	-	34.9	-	34.9
Revenues	$982.4	-	-	-	-	-	982.4	(100.1)	882.3

Operating profit:
Latin America	$42.8	-	-	0.8	-	-	43.6	(21.9)	21.7
EMEA	32.1	-	-	-	-	-	32.1	-	32.1
North America	0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific	4.8	-	-	-	-	-	4.8	-	4.8
Segment operating profit	79.9	-	-	0.8	2.9	-	83.6	(21.9)	61.7
Non-segment	(20.7)	(0.9)	-	-	10.3	-	(11.3)	-	(11.3)
Operating profit	$59.2	(0.9)	-	0.8	13.2	-	72.3	(21.9)	50.4

Amounts attributable to Brink’s:
Income from continuing operations	$29.8	(0.9)	-	0.6	7.7	(1.8)	35.4	(12.6)	22.8
Diluted EPS – continuing operations	0.61	(0.02)	-	0.01	0.16	(0.04)	0.72	(0.26)	0.46

	Fourth Quarter 2013
Revenues:
Latin America	$470.4	-	-	-	-	-	470.4	(123.0)	347.4
EMEA	305.9	-	-	-	-	-	305.9	-	305.9
North America	226.4	-	-	-	-	-	226.4	-	226.4
Asia Pacific	36.7	-	-	-	-	-	36.7	-	36.7
Revenues	$1,039.4	-	-	-	-	-	1,039.4	(123.0)	916.4

Operating profit:
Latin America	$59.3	2.2	-	0.9	-	-	62.4	(23.3)	39.1
EMEA	22.1	-	-	-	-	-	22.1	-	22.1
North America	0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific	2.6	0.9	-	-	-	-	3.5	-	3.5
Segment operating profit	84.2	3.1	-	0.9	2.9	-	91.1	(23.3)	67.8
Non-segment	(21.8)	(0.8)	-	-	10.3	-	(12.3)	-	(12.3)
Operating profit	$62.4	2.3	-	0.9	13.2	-	78.8	(23.3)	55.5

Amounts attributable to Brink’s:
Income from continuing operations	$26.0	4.0	-	0.6	8.2	0.2	39.0	(11.2)	27.8
Diluted EPS – continuing operations	0.53	0.08	-	0.01	0.17	-	0.79	(0.23)	0.57

See page 7 for notes.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(g) Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re-measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	Full Year 2013
Revenues:
Latin America	$1,720.7	-	-	-	-	-	1,720.7	(391.5)	1,329.2
EMEA	1,178.3	-	-	-	-	-	1,178.3	-	1,178.3
North America	898.4	-	-	-	-	-	898.4	-	898.4
Asia Pacific	144.8	-	-	-	-	-	144.8	-	144.8
Revenues	$3,942.2	-	-	-	-	-	3,942.2	(391.5)	3,550.7

Operating profit:
Latin America	$149.9	2.2	13.4	2.5	-	-	168.0	(74.8)	93.2
EMEA	81.5	-	-	-	-	-	81.5	-	81.5
North America	4.7	-	-	-	11.6	-	16.3	-	16.3
Asia Pacific	16.7	0.9	-	-	-	-	17.6	-	17.6
Segment operating profit	252.8	3.1	13.4	2.5	11.6	-	283.4	(74.8)	208.6
Non-segment	(81.1)	(2.8)	-	-	41.3	-	(42.6)	-	(42.6)
Operating profit	$171.7	0.3	13.4	2.5	52.9	-	240.8	(74.8)	166.0

Amounts attributable to Brink’s:
Income from continuing operations	$71.9	2.0	8.4	1.8	31.8	-	115.9	(40.0)	75.9
Diluted EPS – continuing operations	1.47	0.04	0.17	0.04	0.65	-	2.37	(0.82)	1.55

(a)	To eliminate:
•
a $1.1 million adjustment in the first quarter of 2013 to the amount of gain recognized on a 2010 business acquisition in Mexico as a result of a favorable adjustment to the purchase price received in the first quarter of 2013.

•	$1.7 million of adjustments in the third and fourth quarters of 2013 primarily related to the January 2013 acquisition of Rede Trel in Brazil.
•
$3.1 million in adjustments in the fourth quarter of 2013 related to the increase in a loss contingency assumed in the 2010 Mexico acquisition and the impairment of an intangible asset acquired in the 2009 India acquisition.

•	a $2.6 million tax adjustment related to the Belgium disposition.
(b)	To eliminate currency exchange losses related to a 16% devaluation of the official exchange rate in Venezuela from 5.3 to 6.3 bolivars to the U.S. dollar in February 2013.
(c)	To eliminate employee benefit settlement losses in Mexico.
(d)	To eliminate expenses related to U.S. retirement plans.
(e)	To adjust effective income tax rate in the interim period to be equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate for 2013 is 33.3%.
(f)
Effective March 24, 2014, Brink’s began remeasuring its Venezuelan operating results using currency exchange rates reported under a newly established currency exchange process in Venezuela (the “SICAD II process”).  The rate published for this process averaged 51 for the last 7 days in March 2014 and 50 at March 31, 2014. This adjustment reflects a hypothetical remeasurement of Brink’s Venezuela’s 2013 revenue and operating results using a rate of 50 bolivars to the U.S. dollar, which approximates the rate observed in the new SICAD II currency exchange process in March 2014.  Losses that would have been recognized in 2013 had Brink’s used a rate of 50 bolivars to the U.S. dollar to remeasure its net monetary assets have been excluded from this adjustment and the Adjusted Non-GAAP results.

(g)	Non-GAAP results adjusted for Venezuelan results at 50 bolivars per U.S. dollar.

Amounts may not add due to rounding.

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